UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2020

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

3349 Highway 138, Building A, Suite E Wall, NJ 07719 (Address of principal executive offices)

(732) 359-1100 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     OTHER EVENTS.

BIO-key International, Inc. (the “Company”) is providing the following update on its business operations in China. In an effort to contain COVID-19, the Chinese authorities have suspended air, road, and rail travel in the area around Wuhan and placed restrictions on travel and other activities throughout China. Because of these travel restrictions, the Company has not been able to access certain inventory currently stored in China. In addition, due to the COVID-19, professional staff of our independent public accounting firm have been unable to perform certain auditing procedures on the Company’s assets that are located in China related to their audit of our financial report for the year ended December 31, 2019. As a result, the Company is unable to compile and review certain information required in order to permit the Company to file its Annual Report on Form 10-K for its year ended December 31, 2019 (the “2019 Annual Report”) by the prescribed date without unreasonable effort or expense due to circumstances related to COVID-19.

The Company is relying on SEC Release No. 34-88318 dated March 4, 2020 (the “SEC Release”) to delay the filing of its 2019 Annual Report for an extension on the filing due date to 45 days after the original due date of March 30, 2020 and will work diligently to comply with such requirements. The Company anticipates the 2019 Annual Report will be filed within 30 days of the original due date of March 30, 2020, but no guarantees can be made to the date of filing.

The Company is relying on the SEC Release and is furnishing this Form 8-K prior to the original filing deadline of the 2019 Annual Report.

The Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on From 8-K, with the following risk factor:

War, terrorism, other acts of violence or natural or manmade disasters such as a global pandemic may affect the markets in which the Company operates, the Company's customers, the Company’s delivery of products and customer service, and could have a material adverse impact on our business, results of operations, or financial condition.

The Company’s business may be adversely affected by instability, disruption or destruction in a geographic region in which it operates, regardless of cause, including war, terrorism, riot, civil insurrection or social unrest, and natural or manmade disasters, including famine, food, fire, earthquake, storm or pandemic events and spread of disease (including the recent outbreak of the coronavirus commonly referred to as “COVID- 19”).

Such events may cause customers to suspend their decisions on using the Company’s products and services, make it impossible to access some of our inventory, and give rise to sudden significant changes in regional and global economic conditions and cycles that could interfere with purchases of goods or services and commitments to develop new products and services. These events also pose significant risks to the Company’s personnel and to physical facilities, transportation and operations, which could materially adversely affect the Company's financial results.

Any significant disruption to communications and travel, including travel restrictions and other potential protective quarantine measures against COVID-19 by governmental agencies, may increase the difficulty and could make it impossible for the Company to deliver goods services to its customers. Travel restrictions and protective measures against COVID-19 could cause the Company to incur additional unexpected labor costs and expenses or could restrain the Company’s ability to retain the highly skilled personnel the Company needs for its operations. The extent to which COVID-19 impacts the Company’s business, sales and results of operations will depend on future developments, which are highly uncertain and cannot be predicted.

We believe COVID-19 has negatively affected our corporate operations necessary to prepare and maintain accurate accounting and reporting, and could continue to do so in the foreseeable future. COVID-19 has resulted in restrictions, postponements and cancelations and the impact, extent and duration of the government imposed restrictions on travel and public gatherings as well as the overall effect of the COVID-19 virus is currently unknown.

The ongoing circumstances resulting from the COVID-19 virus outbreak magnify the challenges faced from our continuing efforts to introduce and sell our products and could have an impact on our business and financial results.

All statements contained in this Current Report on Form 8-K other than statements of historical facts are "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Act. These statements are not guarantees of future performance or events and are subject to risks and uncertainties that may cause actual results to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include, without limitation, our ability to develop new products and evolve existing ones, customer and market acceptance of biometric solutions generally and our specific offerings, our ability to expand sales within existing customer relationships, our ability to raise additional capital, and our ability to attract and retain key personnel. For a more complete description of these and other risk factors that may affect the future performance of BIO-key International, Inc., see "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and its other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In particular, the consequences of the COVID-19 outbreak to economic conditions and the industry in general and the financial position and operating results of our company in particular have been material, are changing rapidly, and cannot be predicted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: March 19, 2020
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch Chief Financial Officer